Amendment No. 2 to UNIVERSITY Agreement No. S15-00193V

Parties to this Amendment:	The Regents of the University of California, acting for and on behalf of University of California, Davis Health (“UNIVERSITY”).

and

Briacell Therapeutics Corp. (“COMPANY”).

Original Agreement:	Agreement for Services
(UNIVERSITY Agreement No. S15-00193V)
(“Agreement”).

Effective Date of this Amendment:	Date of Last Signature Below.

WHEREAS the Agreement was to have expired on June 9, 2017; however the parties have continued to perform in accordance with the terms of the Agreement and desire to acknowledge and substantiate the oral extension of the Agreement.

NOW, THEREFORE, for good and valuable consideration, the parties agree that said Agreement is amended as follows:

1.	Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement.

2.	Amendment(s) to the Agreement,

A.	Section 1, Term, of the Agreement shall be revised to read as follows:

“The term ofthis Agreement shall commence on June 10, 2015 (the “Effective Date”), and shall continue through July 1, 2020, unless earlier terminated, and may be extended by mutual -written agreement of the Parties. “

B.	The Preamble shall be revised to read as follows:

“This Agreement for Services (“Agreement”) is made by and between The Regents of the University of California, a California constitutional corporation, acting for and on behalf of University of California, Davis Health (“UNIVERSITY”), and Briacell Therapeutics Corp., a private California corporation, (“COMPANY”). UNIVERSITY and COMPANY are referred to individually as a “Party” and collectively as the “Parties “.

WHEREAS, COMPANY desires that UNIVERSITY’S Institute of Regenerative Cures provide GMP Facility and Stem Cell Program core services for the purpose of manufacturing cell-based vaccine (BriaVax XV-BR-l-GM) and control cell line and IND- enabling studies and regulatory services for COMPANY’S FDA submission;

WHEREAS, UNIVERSITY is fully qualified and desires to provide such services to COMPANY;

Amendment No. 2 to UNIVERSITY Agreement No. S15-00193V

WHEREAS, UNIVERSITY has determined that the provision of such services shall not adversely affect the conduct of UNIVERSITY activities; and

WHEREAS, UNIVERSITY has determined that furnishing of services requested by COMPANY is consistent with one or more of UNIVERSITY’S missions.

THEREFORE, the Parties agree to the terms and conditions contained herein. “

C.	As of the Effective Date of this Amendment, Exhibit A (Scope of Work and Budget) of the Agreement shall be deleted and replaced in its entirety by revised Exhibit A (Scope of Work and Budget), attached hereto and incorporated herein.

D.	The Parties acknowledge the UNIVERSITY’S name change as follows:

“The Regents of the University of California, a California constitutional corporation, acting for and on behalf of its University of California, Davis Health System to The Regents of the University of California, a California constitutional corporation, acting for and on behalf of University of California, Davis Health. “

E.	All other terms and conditions shall remain the same.

3.	Ratification of the Agreement. Except as expressly set forth in this Amendment, the Agreement shall remain unmodified and in full force and effect.

4.	Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf’ format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf’ signature page were an original thereof.

IN WITNESS WHEREOF, the duly authorized representatives of UNIVERSITY and COMPANY have executed this Amendment No. 2 as of the last date of signature written below.

AGREED:

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA ON BEHALF OF UNIVERSITY OF CALIFORNIA DAVIS HEALTH		BRIACELL THERAPEUTICS CORP.

By		By
	Annie Wong		William Williams, MD
	Director, UC Davis Health Contracts		President & CEO
Corporate Office - US

Date	8.27.2018	Date	2018 August 24

Amendment No. 2 to UNIVERSITY Agreement No. S15-00193V

EXHIBIT A

SCOPE OF WORK AND BUDGET

I. SCOPE OF WORK

UNIVERSITY’S Institute of Regenerative Cures shall provide GMP Facility and Stem Cell Program core services to COMPANY for the purpose of manufacturing cell-based vaccine (BriaVax SV-BR-l-GM) and control cell line and IND-enabling studies and regulatory services for COMPANY’S FDA submissions (‘‘Services’’).

1. PROJECT 1

A. UNIVERSITY GMP manufacturing of a cell-based vaccine (BriaVax SV-BR-l-GM) and a control cell line scope of work and cost estimates given to COMPANY’S employee on May 14, 2015:

Corporate Office – US

Briacell Therapeutics Corp.

820 Heinz Avenue

Berkeley, CA 94710

Tel: 888-485-6340

FAX: 424-245-3719

Dr. Charles L. Wiseman

Chairman and CEO

Briacell Therapeutics Corp.

8900 Wilshire Blvd. Suite 310

Beverly Hills, CA 90211

Mobile: 323-377-4741

Email: cw@briacell.com

B. Work associated with the Services:

Transfer of technology and procedures from BriaCell to the UC Davis GMP Facility.

Generation of GMP Standard Operating Procedures (SOPs).

Manufacturing and cryopreservation of the vaccine cell line (400 vials with 15 million cells/vial).

Manufacturing and cryopreservation of the control cell line (100 vials with 2 million cells/vial).

Quality control and release tests on the cells, generation of appropriate documentation.

Storage of the cryopreserved vaccine and control cell line vials for 1 year.

Shipping of the vaccine and control cell line vials (4 shipments estimated).

Amendment No. 2 to UNIVERSITY Agreement No. S15-00193V

2. PROJECT 2

A. UNIVERSITY Stem Cell Program’s IND-enabling studies and regulatory assistance with COMPANY’S FDA submissions scope of work and cost estimates given to COMPANY’S employee on April 6, 2017:

Markus Lacher, Ph.D.

Chief Scientific Officer

Sapientia Pharmaceuticals, Inc.

Corporate and R&D Lab

820 Heinz Avenue

Berkeley, CA 94710

B. Work associated with the Services:

The estimate cost for the proposed IND- enabling studies and for regulatory Assistance for FDA documents and submission are:

Institute for Regenerative Cures Stem Cell Core:

●	Production of cells
●	Irradiation of cells
●	Generation of formulations (Lactated Ringer’s, CryoStor with 2, 2.5, 5, 10% DMSO)
●	Assessment of cell viability
●	Potency testing (GM-CSF)
●	Preparation of cells for flow cytometry (BrdU incorporation/PI staining after irradiation)
●	“Immune Signature” assessment by quantitative RT-PCR (≤ 24 genes)
●	Budget for off-the-shelf TaqMan reagents for 26 genes (2 controls/references)

Reagents: https://www.thermofisher.com/us/en/home/life-science/pcr/real-time-pcr/real-time- pcr-assays/taqman-gene-expression.html

Institute for Regenerative Cures Mouse Core (immune-deficient):

●	Production of cells
●	Tumorigenicity testing of formulations: Animals for Biosafety: Experimental mice (NOD.Cg- Prkdcscid I12rgtm1Wjl/SzJ (NOD/SCID/IL2RG -/- AKA NSG)

○	2 pos controls, SV-BR-l-GM + Reh cell line
○	2 neg controls Lactated Ringers and CS10 (10% DMSO) (Lactated Ringers + high concentration of DMSO)
○	5 Formulations
○	4 mice/test article, injections on each side
○	32 mice, housed for 4 months

●	Pathology at UC Davis Comparative Pathology Laboratory

Amendment No. 2 to UNIVERSITY Agreement No. S15-00193V

Institute for Regenerative Cures Mouse Core (immune-deficient):

●	Tumorigenicity testing of formulations: Experimental mice (NOD.Cg-Prkdcscid I12rgtmlwj1/SzJ (NOD/SCID/IL2RG -/- AKA NSG)

○	2 pos controls, SV-BR-l-GM + Reh cell line
○	2 neg controls Lactated Ringers and CS10 (10% DMSO) (Lactated Ringers + high concentration of DMSO)
○	5 Formulations
○	3 mice/test article, injections on each side
○	2 time-points for harvest (2 weeks and 1 month),
○	Per time point: 27 mice
○	Total (2 time points): 54 mice

●	Assessment of skin pathology following intramuscular inoculation of formulations: Visual assessment daily Days 1 -7, then weekly.
●	In vivo vaccine cell replication mice housed for 2 weeks (cohort 1) and 1 month (cohort 2) and then injection site assessed for Human vs Murine PCR in immune-compromised mice.

Specific Aim #1: Evaluation of stability of cells over time following freezing immediately after irradiation. $54.328

Summary

Cells will be frozen immediately after irradiation in 2%, 2.5%, 5%, or 10% DMSO as CryoStor (BioLife Solutions, Bothell, WA)-based formulations. To evaluate stability, cells will be thawed out at various time points following freezing (1, 2, or 4 days, 1 or 2 weeks, 1, 2, 3, 6 months). Cells will be brought in culture following thawing, and cell viability and GM-CSF production will be evaluated. Expression of the immune signature will be evaluated in selected preparations and compared to cells of the current, 2-step, manufacturing process, i.e., to cells that are resuspended in Lactated Ringer’s solution following irradiation and are not cryopreserved thereafter.

Stability of cells resulting from both new formulations and the current manufacturing process will be assessed.

Estimated Cost of Materials: $25,636

Estimated Cost of Technician Time: $23,112

Estimated Cost of Study Plan and

Study Report: $5,580

Specific Aim #2: Evaluation of stability of cells over time following culturing of irradiated cells and freezing. $54.797

Summary

While Specific Aim 1 is directed to New Formulations generated immediately upon irradiation, this Specific Aim 2 includes a short-term culturing step after irradiation. Following irradiation, cells will be cultured for 2-3 days. Adherent cells will be selected and frozen in 2%, 2.5%, 5%, or 10% DMSO. To evaluate stability, cells will be thawed out at various time points following freezing (1, 2, or 4 days, 1 or 2 weeks, 1, 2, 3, 6 months). Cells will be brought in culture following thawing and evaluated for viability and GM-CSF production. Expression of the immune signature will be evaluated in selected preparations and compared to cells of the current manufacturing process, i.e., to cells that were cryopreserved without prior irradiation. Stability of cells resulting from both new formulations and the current 2-step manufacturing process will be assessed. The methods are identical to those of Specific Aim 1.

Estimated Cost of Materials: $26,033

Estimated Cost of Technician Time: $23,184 Estimated Cost of Study Plan and Study Report: $5,580

Amendment No. 2 to UNIVERSITY Agreement No. S15-00193V

Specific Aim #3: Evaluation of replication incompetence of formulated cells $122.404

Summary

As an important safety aspect, irradiated cells formulated as indicated under Specific Aims #1 and #2 will be assessed for cell replication before cryopreservation and upon thawing This aim will consist of 2 steps:

1.	Cells will be cultured and 5-bromo-2’-deoxyuridine (BrdU) added. Cells will be harvested and assessed by flow cytometry for BrdU incorporation to assess cell replication and for propidium iodide (PI) fluorescence to establish cell cycle profiles at the time of harvest.

2.	Cells will be injected into immune-compromised (NOD.Cg-Prkdcscid I12rgtmlWjl/SzJ (NOD/SCID/IL2RG -/- AKA NSG)) mice and assessed for xenograft tumor formation and in situ cell replication, the latter assessed by qPCR.

Methods:

To assess the potential for cell replication, up to 4 formulations (up to 2 formulations each from Aim #1 and Aim #2) considered particularly stable as determined by the criteria outlined under Aims #1 and #2 will be subjected to in vitro (1) and in vivo (2) tests. (1) Institute for Regenerative Cures Stem Cell Core and Flow Cytometry Shared Resource core facility: The formulations will be thawed and cultured for 2-4 days in (serum-containing) full medium (PRMI-1640 with 10% FBS and GlutaMAX) with the last 24 hours containing 5-bromo-2’-deoxyuridine (BrdU). Thereafter, the cells will be processed through the EZ-BrdU kit (Tonbo Bioscences, San Diego, CA) and analyzed by flow cytometry for BrdU incorporation (cell proliferation) and propidium iodide fluorescence intensity (cell cycle stage). Non-irradiated SV-BR-l-GM (BriaVax) cells will serve as positive control. (2) Institute for Regenerative Cures Mouse Core (immune- deficient): Assessment of cell replication potential in NOD-scid gamma (NSG) mice. A. Xenograft tumor substudy: New formulations will be subcutaneously injected as 2.5-3 million cells (admixed with matrigel) per injection site. The animals will be followed for up to 4 months with caliper-based tumor measurements (if applicable) then submitted to the UC Davis Comparative Pathology Laboratory for tissue excision and H&E staining to assess potential microscopic tumor formation. As positive controls, non-irradiated SV-BR-l-GM cells and the Reh cell line will be selected. As negative controls, Lactated Ringer’s solution and CS10 freeze medium, both without cells, will be used. B. In situ cell replication substudy: New formulations will be intramuscularly injected as 2.5-3 million cells (admixed with matrigel) per injection site. The animals will be followed for 2 weeks (cohort 1) or 1 month (cohort 2), then the tissues of the injection sites excised and submitted to the Institute for Regenerative Cures Stem Cell Core for genomic DNA extraction and qPCR to quantify the amount of human DNA (derived from the BriaVax cells).

Amendment No. 2 to UNIVERSITY Agreement No. S15-00193V

In vitro cell replication (BrdU/PI. flow cytometry):

Estimated Cost of Materials: $12,140

Estimated Cost of Technician Time: $8,064

Estimated Cost of Study Plan and Study Report: $5,580

In vivo study:

Estimated Cost of Materials: $22,368

Estimated Cost of Technician Time: $57,512

Estimated Cost of Study Plan and Study Report: $16,740

Regulatory Support preparing FDA documents and FDA submission

Estimated Cost: up to 100 hours $12,500.00

Overall Total with Regulatory; $244.029

II. COMPENSATION

1. PROJECT 1

A. Rates

Approved GMP facility rate for non UC customers: $500 / hour

Transfer of technology and procedures from BriaCell to the UC Davis GMP facility:

GMP facility time required: 2 hours = $1,000

Generation of GMP Standard Operating Procedures (SOPs):

GMP facility time required: 4 hours = $2,000

Manufacturing and cryopreservation of the vaccine cell line (400 vials with 15 million cells / vial):

GMP facility time required: 24 hours = $12,000

Manufacturing and cryopreservation of the control cell line (100 vials with 2 million cells / vial):

GMP facility time required: 8 hours = $4,000

Quality control and release tests on the cells, generation of appropriate documentation:

14 day sterility assay (21 CFR) for outside customers: $120.79 per assay

LAL Endotoxin assay for outside customers: $358.52 per assay

Mycoplasma PCR for outside customers: $250 per assay

14 day sterility on the vaccine cell line:

1 assay on incoming master cell bank, 4 assays as release tests (1 percent of the final product vials), 5 assays total: $603.95

Amendment No. 2 to UNIVERSITY Agreement No. S15-00193V

14 day sterility on the control cell line:

1 assay on incoming master cell bank, 1 assay as release test (1 percent of the final product vials), 2 assays total: $241.58

LAL Endotoxin assay on the vaccine cell line:

1 assay on incoming master cell bank, 4 assays as release tests (1 percent of the final product vials), 5 assays total: $1,792.60

LAL Endotoxin assay on the control cell line:

1 assay on incoming master cell bank, 1 assay as release test (1 percent of the final product vials), 2 assays total: $717.04

Mycoplasma PCR on the vaccine cell line:

1 assay on incoming master cell bank, 4 assays as release tests (1 percent of the final product vials), 5 assays total: $1250.95

Mycoplasma PCR on the control cell line:

1 assay on incoming master cell bank, 1 assay as release test (1 percent of the final product vials), 2 assays total: $500

REMARK: MYCOPLASMA CULTURE (Send out test): TBD, not included in this price quotation.

Generation of appropriate documentation (Certificates of Analysis):

GMP facility time required: 2 hours = $1,000

Storage of the cryopreserved vaccine and control cell line vials:

1 year of storage: GMP facility time required: 8 hours = $4,000

Shipping of the vaccine and control cell line vials:

GMP facility time required per shipment (including chain of custody documentation): 1 hour = $500

Shipping cost through Fedex: Dependent on shipment size, but estimated at $350 per shipment.

4 shipments estimated: GMP facility time: $2,000, Fedex charge: $1,400.

Estimated materials and reagents costs:

Media, Fetal Bovine Serum, glutamine, flasks, plasticware, other disposables: $10,000

REMARK: Materials and reagents costs are estimates only and may vary.

*Grand total, including estimated materials and reagents costs: $42,506.12

Amendment No. 2 to UNIVERSITY Agreement No. S15-00193V

B. Payment Schedule:

UNIVERSITY shall submit invoices to COMPANY in the amount of Forty Two Thousand Five Hundred Six Dollars and Twelve Cents ($42,506.12). The payment schedule will take the following form:

A. First upfront payment:	$21,253.06
B. Second payment after completion of Services:	$21,253.06
C. Grand Total*:	$42,506.12

COMPANY agrees to remit payments in full by check no later than thirty (30) calendar days from date indicated in said invoices.

2. PROJECT 2

A. Rates

*Grand total with Regulatory; $244.029.00

	Project Cost Estimate
Quantity	Description	Cost
1 Experiment	Evaluation of stability of cells over time following freezing immediately after irradiation	$54,328
1 Experiment	Evaluation of stability of cells over time following culturing of irradiated cells and freezing	$54,797
1 Experiment	Evaluation of replication incompetence of formulated cells	$122,404
100 hours	Regulatory Consultation	$12,500

	Estimated Total Costs	$244,029

B. Payment Schedule:

UNIVERSITY shall submit invoices to COMPANY in the amount of Two Hundred Forty Four Thousand Twenty Nine Dollars and Zero Cents ($244,029.00). The payment schedule will take the following form or as indicated in said invoices:

A. First upfront payment:	$122,014.50
B. Second payment after completion of Services:	$122,014.50
C. Grand Total*:	$244,029.00

COMPANY agrees to remit payments in full by check no later than thirty (30) calendar days from date indicated in said invoices.

*UNIVERSITY reserves the right to review the cost for each manufacturing service, if necessary adjust such costs. Such cost adjustments shall be communicated by UNIVERSITY to COMPANY at least thirty (30) days in advance.